UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): December 10, 2008

                                BCB BANCORP, INC.
                                -----------------
               (Exact Name of Registrant as Specified in Charter)

            New Jersey                   0-50275                 26-0065262
-------------------------------      ----------------        -------------------
(State or Other Jurisdiction)       Commission File No.)      (I.R.S. Employer
     of Incorporation)                                       Identification No.)


104-110 Avenue C, Bayonne, New Jersey                         07002
--------------------------------------                 --------------------
(Address of Principal Executive Offices)                    (Zip Code)

Registrant's telephone number, including area code:  (201) 823-0700
                                                     --------------


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Amended and Restated Change in Control Agreements. On December 10, 2008, BCB Bancorp, Inc. (the "Company") entered into an amended and restated change change in control agreement with each of Donald Mindiak, the President, Chief Executive Officer and Chief Financial Officer of the Company, Thomas Coughlin, the Chief Operating Officer of the Company, and James Collins, the Senior Lending Officer of the Company (collectively, the "Agreements"). The Agreements supersede and replace the change in control agreements previously entered into with Messrs. Mindiak, Coughlin, and Collins. The Agreements were amended and restated to comply with Section 409A of the Internal Revenue Code of 1986, as amended (the "Code") and the final regulations issued thereunder. The terms of the Agreements are materially consistent with the previously disclosed terms of the prior change in control agreements entered into with Messrs. Mindiak, Coughlin, and Collins. The foregoing descriptions of the Agreements are qualified in their entirety by reference to the Change in Control Agreements attached hereto as
Exhibit 10.1, Exhibit 10.2 and Exhibit 10.3 of this Current Report, and are incorporated by reference into this Item 5.02.

     Executive Agreements. On December 10, 2008, the Company entered into an executive agreement with each of Messrs. Mindiak, Coughlin, and Collins (the "Executive Agreements"). The Executive Agreements provide that in the event of a change in control of the Company, Messrs. Mindiak, Coughlin, and Collins would be entitled to a gross-up payment to cover applicable excise taxes, if any, on the compensation or benefits paid by the Company that are considered "excess parachute payments" under Sections 280G and 4999 of the Code such that the net amount retained by Messrs. Mindiak, Coughlin, and Collins after deduction of the excise and other applicable taxes would equal the amount of compensation or benefits due to Messrs. Mindiak, Coughlin, and Collins. The foregoing descriptions of the Executive Agreements are qualified in their entirety by reference to the Executive Agreements attached hereto as Exhibit 10.4, Exhibit 10.5, and Exhibit 10.6 of this Current Report, and are incorporated by reference into this Item 5.02.

Item 9.01.  Financial Statements and Exhibits.

    (a) Financial Statements of Businesses Acquired: None

    (b) Pro Forma Financial Information: None

    (c) Shell company transactions: None

    (d) Exhibits:

        Exhibit Number          Description

        Exhibit 10.1 Amended and Restated Change in Control Agreement for Donald Mindiak

        Exhibit 10.2 Amended and Restated Change in Control Agreement for Thomas Coughlin

        Exhibit 10.3 Amended and Restated Change in Control Agreement for James Collins

        Exhibit 10.4            Executive Agreement for Donald Mindiak

        Exhibit 10.5            Executive Agreement for Thomas Coughlin

        Exhibit 10.6            Executive Agreement for James Collins

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                       BCB BANCORP, INC.



DATE: December 10, 2008                By: /s/ Donald Mindiak
                                           ----------------------------------
                                           Donald Mindiak
                                           President and Chief Executive Officer